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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                  FORM 8-K/A-3

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                  April 1, 2005

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                          RESCON TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

          Nevada                         000-13822              83-0210455
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
       incorporation)                                       Identification No.)

                              180 Rose Orchard Way
                               San Jose, CA 95134

          (Address of principal executive offices, including zip code)

                                 (408) 956-8000
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                Explanatory Note:

      This Form 8-K/A-3 (Amendment No. 3) is being filed solely for the purpose of correcting an error in Exhibit 16.2 to the Current Report on Form 8-K of Nayna Networks, Inc. filed with the Securities and Exchange Commission on April 20, 2005. This amendment does not make any other changes to the Form 8-K filed on April 8, 2005 and amended on April18 and April 20, 2005.

Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits.

      16.2 Letter dated April 21, 2005 from Mantyla McReynolds, Certified Public Accountants, regarding its concurrence with the statements made by Rescon concerning the change in accountants.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Rescon Technology Corporation

                                           By: /s/ NAVEEN S. BISHT
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                                           Naveen S. Bisht
                                           President and Chief Executive Officer


Date:  April 22, 2005